                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 10, 2003
                                                        -------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-08056
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

             DELAWARE                                       13-0853260
-----------------------------------                -----------------------------
   (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
         OF INCORPORATION)                            IDENTIFICATION NUMBER)

          115 RIVER ROAD

       EDGEWATER, NEW JERSEY                                   07020
-----------------------------------                       --------------
       (ADDRESS OF PRINCIPAL                                (ZIP CODE)
        EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          ----------------


 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 Press Release, dated November 10, 2003, announcing operating results for the 13-weeks and the 39-weeks ended September 27, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

On November 10, 2003, Hanover Direct, Inc. (the "Company") issued a press release announcing operating results for the 13-weeks and the 39-weeks ended September 27, 2003. A copy of such press release is furnished as an exhibit to this Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 10, 2003, the Company issued a press release announcing operating results for the 13-weeks and the 39-weeks ended September 27, 2003. A copy of such press release is furnished as an exhibit to this Form 8-K.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER DIRECT, INC.
                                        ----------------------------------------
                                                      (Registrant)

November 10, 2003                       By:    /s/ Edward M. Lambert
                                        ----------------------------------------
                                        Name:  Edward M. Lambert
                                        Title: Executive Vice President and
                                               Chief Financial Officer